==================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

       ------------------------------------------------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF ANY APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(B)(2)
                                         ---------------

                THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)

                  New York                              13-5691211
         (State of Incorporation                     (I.R.S. employer
       If not a U.S. national bank)               Identification number)



          One Liberty Plaza
            New York, N.Y.                                10006
        (Address of principal                           (Zip code)
          Executive office)


                    ----------------------------------------

                                HFS INCORPORATED
               (Exact name of obligor as specified in its charter)
                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)
                                   22-3059335
                      (I.R.S. employer identification no.)
                               339 Jefferson Road
                             Parsippany, N.J. 07054
              (Address of principal executive offices)(Postal Code)

                    ----------------------------------------

                         CONVERTIBLE AND NON-CONVERTIBLE
                                 DEBT SECURITIES
                       (Title of the indenture securities)

Item 1.       General Information
              Furnish the following information as to the trustee:

              (a) Name and address of each examining or supervising authority to which it is subject.
                  Federal Reserve Bank of New York
                  33 Liberty Street
                  New York, N.Y.  10045

                  State of New York Banking Department
                  State House, Albany, N.Y.

              (b) Whether it is authorized to exercise corporate trust powers.

                  The Trustee is authorized to exercise corporate trust powers.

Item 2.       Affiliation with the Obligor.
              If the obligor is an affiliate of the trustee, describe each such affiliation.

              The obligor is not an affiliate of the Trustee.

Item 16.      List of Exhibits.
              List below all exhibits filed as part of this statement of eligibility.

              Exhibit 1 - Organization Certificate of the Trustee,
                          incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-3276.

              Exhibit 2 - Certificate of Authority of the Trustee to commence business incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 333-3276.

              Exhibit 3 - None; authorization to exercise corporate trust powers is contained in the documents identified above as Exhibit 1 and 2.

              Exhibit 4 - By-Laws of the Trustee incorporated herein by
                          reference to Exhibit 4 of Form T-1, Registration No. 333-3276.

              Exhibit 5 - No Indenture referred in Item 4.

              Exhibit 6 - The consent of the Trustee required by Section 321(b)
                          of the Trust Indenture Act of 1939.

              Exhibit 7 - Copy of the latest Report of Condition of the Trustee as of June 30, 1996.

                                                                      EXHIBIT 6


                                    SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of Nova Scotia Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York on the 28 day of August, 1996.




                                           THE BANK OF NOVA SCOTIA TRUST
                                                COMPANY OF NEW YORK



                                           By: /S/ George E. Timmes
                                              --------------------------
                                               George E. Timmes
                                               Secretary

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052

                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081
                                Expires March 31, 1999

Federal Financial Institutions  Examination Counsel
- --------------------------------------------------------------------------------

                                 EXHIBIT 7

                                                            -----
LOGO                             Please refer to page i,    | 1 |
                                 Table of Contents, for     -----
                                 the required disclosure
                                 of estimated burden.
- --------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only and
Total Assets of Less Than $100 Million - FFIEC 034
                                         (960630)
                                         --------
                                        (RCRI 9999)

Report at the close of business June 30, 1996

This report is required by law: 12 U.S.C. ss.324 (State member banks); 12 U.S.C. ss.1817 (State nonmember banks); and 12 U.S.C. ss.161 (National banks).

This report form is to be filed by banks with domestic offices only. Banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities must file FFIEC 031.

- --------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, George E. Timmes, Secretary
- --------------------------------------------------------------------------------
    Name and Title of Officer Authorized to Sign Report of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.


- --------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report


- --------------------------------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in confor-mance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


- --------------------------------------------------------------------------------
Director (Trustee)


- --------------------------------------------------------------------------------
Director (Trustee)


- --------------------------------------------------------------------------------
Director (Trustee)

- --------------------------------------------------------------------------------





For Banks Submitting Hard Copy Report Forms:

State Member Banks: Return the original and one copy to the appropriate Federal Reserve District Bank.

State Nonmember Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

National Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

- --------------------------------------------------------------------------------

STATE OF NEW YORK BANKING
  DEPARTMENT
DOMESTIC COMMERCIAL BKS. DIVISION
2 RECTOR STREET, 23RD FLOOR
NEW YORK, NEW YORK  10006

Banks should affix the address label in this space.

The Bank of Nova Scotia Trust Company of New York
- --------------------------------------------------------------------------------
Legal Title of Bank (TEXT 9010)

New York
- --------------------------------------------------------------------------------
City (TEXT 9130)

N.Y.                                10006
- --------------------------------------------------------------------------------
State Abbrev. (TEXT 9200)           ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                             FFIEC 034
                                                             Page i
                                                                -----
                                                                | 2 |
                                                                -----

Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only and Total Assets Less Than $100 Million
- -------------------------------------------------------------------------------

Table of Contents

Signature Page                                     Cover

Report of Income

Schedule RI--Income Statement.................RI-1, 2, 3

Schedule RI-A--Changes in Equity Capital............RI-3

Schedule RI-B--Charge-offs and Recoveries and
  Changes in Allowance for Loan and Lease
  Losses.........................................RI-4, 5

Schedule RI-C--Applicable Income Taxes by
  Taxing Authority..................................RI-5

Schedule RI-E--Explanations......................RI-5, 6

Report of Condition

Schedule RC--Balance Sheet.......................RC-1, 2

Schedule RC-B--Securities........................RC-3, 4

Schedule RC-C--Loans and Lease Financing
  Receivables:
  Part I.  Loans and Leases......................RC-5, 6
  Part II. Loans to Small Businesses and
    Small Farms (included in the forms for
    June 30 only)..............................RC-6a, 6b

Schedule RC-E--Deposit Liabilities...............RC-7, 8

Schedule RC-F--Other Assets.........................RC-9

Schedule RC-G--Other Liabilities....................RC-9

Schedule RC-K--Quarterly Averages..................RC-10

Schedule RC-L--Off-Balance Sheet
  Items........................................RC-11, 12

Schedule RC-M--Memoranda.......................RC-13, 14

Schedule RC-N--Past Due and Nonaccrual
  Loans, Leases, and Other Assets..................RC-15

Schedule RC-O--Other Data for Deposit
  Insurance Assessments........................RC-16, 17

Schedule RC-R--Regulatory Capital..............RC-18, 19

Optional Narrative Statement Concerning
  the Amounts Reported in the Reports
  of Condition and Income..........................RC-20

Special Report (to be completed by all banks)

Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)




Disclosure of Estimated Burden

The estimated average burden associated with this information collection is
32.2 hours per respondent and is estimated to vary from 15 to 230 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551




Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429


For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Affix the address label in this space.                                 FFIEC 034
                                                                       Page RI-1
The Bank of Nova Scotia Trust Company of New York                          3
Legal Title of Bank

New York
City

N.Y.                                                 10006
State                                                Zip Code

FDIC Certificate Number

Consolidated Report of Income
for the period January 1, 1996-June 30, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI-Income Statement
                                                                                                  I180
                                                     Dollar Amounts in Thousands                Mil Thou
1.       Interest income:
         a.       Interest and fee income on loans1,2:
                  (1)      Total loans (to be completed only by those
                           banks with less than $25 million in total
                           assets) ....................................... RIAD
                                                                           4010                   NONE          1.a.(1)
                  The following four items are to be completed only
                  by those banks with $25 million or more in total
                  assets(1),(2):
                  (2)      Real estate loans ............................. RIAD
                                                                           4246                   NONE          1.a.(2)
                  (3)      Installment loans ............................. RIAD
                                                                           4247                   NONE          1.a.(3)
                  (4)      Credit cards and related plans ................ RIAD
                                                                           4248                   NONE          1.a.(4)
                  (5)      Commercial (time and demand) and all other
                           loans ......................................... RIAD
                                                                           4249                   NONE          1.a.(5)
         b.       Income from lease financing receivables ................ RIAD
                                                                           4065                   NONE          1.b.
         c.       Interest income on balances due from depository
                  institutions3 .......................................... RIAD
                                                                           4115                   NONE          1.c.
         d.       Interest and dividend income on securities:
                  (1)      Securities issued by states and political
                           subdivisions in the U.S.:
                           (a)      Taxable securities ................... RIAD
                                                                           4506                   NONE          1.d.(1)(a)
                           (b)      Tax-exempt securities ................ RIAD
                                                                           4507                          36     1.d.(1)(b)
                  (2)      U.S. Government and other debt securities ..... RIAD
                                                                           3660                           2     1.d.(2)
                  (3)      Equity securities (including investments
                           in mutual funds) .............................. RIAD
                                                                           3659                   NONE          1.d.(3)
         e.       Interest income from trading assets .................... RIAD
                                                                           4069                   NONE          1.e.
         f.       Interest income on federal funds sold(4) and
                  securities purchased under agreements to resell ........ RIAD
                                                                           4020                          43     1.f.
         g.       Total interest income (sum of items 1.a through
                  1.f) ................................................... RIAD
                                                                           4107                          81     1.g.

1  See instructions for loan classifications used in this schedule.
2 The $25 million asset size test is generally based on the total assets reported on the June 30, 1995 Report of Condition.
3 Includes interest income on time certificates of deposit not held for trading.
4 Report interest income on "term federal funds sold" in Schedule RI, item 1.a., "Interest and fee income on loans."

                                                                       FFIEC 034
                                                                       Page RI-2
                                                                           4

Schedule RI-Continued
                                                                                                      Year-to-date
                                                     Dollar Amounts in Thousands                          Mil Thou
2.     Interest expense:
       a.       Interest on deposits:
                (1)      Transaction accounts (NOW accounts, ATS
                         accounts, and telephone and preauthorized
                         transfer accounts) ............................... RIAD
                                                                            4508                          NONE           2.a.(1)
                (2)      Nontransaction accounts:
                         (a)      Money markets deposit accounts (MMDAs) .. RIAD
                                                                            4509                          NONE           2.a.(2)(a)
                         (b)      Other savings deposits .................. RIAD
                                                                            4511                          NONE           2.a.(2)(b)
                         (c)      Time certificates of deposit of
                                  $100,000 or more ........................ RIAD
                                                                            4174                          NONE           2.a.(2)(c)
                         (d)      All other time deposits(1) ** ........... RIAD
                                                                            4512                                 12      2.a.(2)(d)
       b.       Expense of federal funds purchased2 and
                securities sold under agreements to repurchase ............ RIAD
                                                                            4180                                  1      2.b.
       c.       Interest on demand notes issued to the U.S.
                Treasury, trading liabilities, and other
                borrowed money ............................................ RIAD
                                                                            4185                          NONE           2.c.
       d.       Interest on mortgage indebtedness and
                obligations under capitalized leases ...................... RIAD
                                                                            4072                          NONE           2.d.
       e.       Interest on subordinated notes and debentures ............. RIAD
                                                                            4200                          NONE           2.e.
       f.       Total interest expense (sum of items 2.a
                through 2.e) .............................................. RIAD
                                                                            4073                                 13      2.f.
3.     Net interest income (item 1.g minus 2.f) ........................... RIAD
                                                                            4074                                 68      3.
4.     Provisions:
       a.       Provision for loan and lease losses ....................... RIAD
                                                                            4230                          NONE           4.a.
       b.       Provision for allocated transfer risk ..................... RIAD
                                                                            4243                          NONE           4.b.
5.     Noninterest income:
       a.       Service charges on deposit accounts ....................... RIAD
                                                                            4080                          NONE           5.a.
       b.       Other noninterest income:
                (1)      Other fee income ................................. RIAD
                                                                            5407                          NONE           5.b.(1)
                (2)      All other noninterest income* .................... RIAD
                                                                            5408                             303         5.b.(2)
       c.       Total noninterest income (sum of items
                5.a and 5.b) .............................................. RIAD
                                                                            4079                             303         5.c.
6.     a.       Realized gains (losses) on held-to-maturity
                securities ................................................ RIAD
                                                                            3521                          NONE           6.a.
       b.       Realized gains (losses) on available-for-sale
                securities ................................................ RIAD
                                                                            3196                          NONE           6.b.
7.     Noninterest expense:
       a.       Salaries and employee benefits ............................ RIAD
                                                                            4135                          137            7.a.
       b.       Expenses of premises and fixed assets (net of
                rental income) (excluding salaries and employee
                benefits and mortgage interest) ........................... RIAD
                                                                            4217                                 55      7.b.
       c.       Other noninterest expense* ................................ RIAD
                                                                            4092                                 67      7.c.
       d.       Total noninterest expense (sum of items 7.a
                through 7.c) .............................................. RIAD
                                                                            4093                                259








7.d.Schedule RI-Continued

8.       Income (loss) before income taxes and extraordinary
         items and other adjustments (item 3 plus or minus
         items 4.a, 4.b, 5.c, 6.a, 6.b, and 7.d) .......................... RIAD
                                                                            4301                 4301             112      8.
9.       Applicable income taxes (on item 8) .............................. RIAD
                                                                            4302                 4302              45      9.
10.      Income (loss) before extraordinary items and other
         adjustments (item 8 minus 9) ..................................... RIAD
                                                                            4300                 4300              67      10.
11.      Extraordinary items and other adjustments:
         a.       Extraordinary items and other adjustments,
                  gross of income taxes* .................................. RIAD
                                                                            4310                 4310                      11.a.
         b.       Applicable income taxes (on item 11.a)* ................. RIAD
                                                                            4315                 4315                      11.b
         c.       Extraordinary items and other adjustments,
                  net of income taxes (item 11.a minus 11.b) .............. RIAD
                                                                            4320                 4320                      11.c.
12.      Net income (loss) (sum of items 10 and 11.c) ..................... RIAD
                                                                            4340                 4340              67      12.

1 Includes interest expense on open-account time deposits of $100,000 or more. 2 Report the expense of "term federal funds purchased" in Schedule RI, item
   2.c, "Interest on demand notes issued to the U.S. Treasury, trading liabilities, and other borrowed money."
*  Describe on Schedule RI-E--Explanations.
** INTEREST PAID ON SECURITY DEPOSITS.

Affix the address label in this space.                               FFIEC 034
                                                                     Page RI-3
The Bank of Nova Scotia Trust Company of New York                        5
Legal Title of Bank


FDIC Certificate Number

Schedule RI-Continued

                                                                                   I181
Memoranda                                                                       Year-to-date
                                   Dollar Amounts in Thousands                  Mil Thou
1.       Interest expense incurred to carry tax-exempt securities,
         loans, and leases acquired after August 7, 1986, that is
         not deductible for federal income tax purposes ............ RIAD
                                                                     4513       NONE           M.1.
2.       Income from the sale and servicing of mutual funds and
         annuities (included in Schedule RI, item 8) ............... RIAD
                                                                     8431       NONE           M.2.
3.       Estimated income on tax-exempt loans and leases to states
         and political subdivisions in the U.S. (reportable in
         Schedule RC-C, part I, items 7 and 9) included in Schedule
         RI, items 1.a and 1.b, above (excludes income on tax-
         exempt securities) ........................................ RIAD
                                                                     4313       NONE           M.3.
4.       Number of full-time equivalent employees on payroll at                 Number
         end of current period (round to nearest whole number) ..... RIAD
                                                                     4150        5             M.4.
5.       Cash dividends declared during the calendar year to
         date (to be reported only with March, June, and September            Mil Thou
         Reports of Income) ........................................ RIAD
                                                                     4475       NONE           M.5.
6.       To be completed by banks with $25 million or more in
         total assets and with loans to finance agricultural
         production and other loans to farmers (Schedule RC-C,
         part I, item 3) exceeding five percent of total loans.2
         Interest and fee income on agricultural loans1
         (included in item 1.a above) .............................. RIAD
                                                                     4251                      M.6.
7.       If the reporting bank has restated its balance sheet as
         a result of applying push down accounting this calendar                 MM  DD  YY
         year, report the date of the bank's acquisition ........... RIAD
                                                                     9106                      M.7.

- --------------------
1  See instructions for loan classifications used in this schedule.
2 The $25 million asset size test and the five percent of total loans test are generally based on the June 30, 1995 Report of Condition.


Schedule RI-A--Changes in Equity Capital

Schedule RI-A is to be reported with the December Report of Income.

Indicate decreases and losses in parentheses                                    I183
                          Dollar Amounts in Thousands                          Mil Thou
1.       Total equity capital originally reported in the December
         31, 1995, Reports of Condition and Income ................. RIAD
                                                                     3215                      1.
2.       Equity capital adjustments from amended Reports of
         Income, net* .............................................. RIAD
                                                                     3216                      2.
3.       Amended balance end of previous calendar year (sum
         of items 1 and 2) ......................................... RIAD
                                                                     3217                      3.
4.       Net income (loss) (must equal Schedule RI, Item 12) ....... RIAD
                                                                     4340                      4.
5.       Sale, conversion, acquisition, or retirement of
         capital stock, net ........................................ RIAD
                                                                     4346                      5.
6.       Changes incident to business combinations, net ............ RIAD


Schedule RI-Continued
                                                                     4356                      6.
7.       LESS:  Cash dividends declared on preferred stock ......... RIAD
                                                                     4470                      7.
8.       LESS:  Cash dividends declared on common stock ............ RIAD
                                                                     4460                      8.

9.       Cumulative effect of changes in accounting principles
         from prior years* (see instructions for this schedule) .... RIAD
                                                                     4411                      9.
10.      Corrections of material accounting errors from prior
         years* (see instructions for this schedule) ............... RIAD
                                                                     4412                      10.
11.      Change in net unrealized holding gains (losses) on
         available-for-sale securities ............................. RIAD
                                                                     8433                      11.
12.      Other transactions with parent holding company* (not
         included in items 5, 7, or 8 above) ....................... RIAD
                                                                     4415                      12.
13.      Total equity capital end of current period (sum of
         items 3 through 12) (must equal Schedule RC, item 28.a) ... RIAD
                                                                     3210                      13.

*  Describe on Schedule RI-E--Explanations.


                                                                       FFIEC 034
                                                                       Page RI-4
                                                                            6
Schedule RI-B--Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part I.  Charge-offs and Recoveries on Loans and Leases (1)

                                                                                      I186
                                                                 (Column A)        (Column B)
                                                                 Charge-offs       Recoveries
                                                                    Calendar year-to-date
                      Dollar Amounts in Thousands              Mil Thou             Mil Thou
1.       Real estate loans ............................. RIAD              RAID
                                                         4256              4257                     1.
2.       Installment loans ............................. RIAD              RAID
                                                         4258              4259                     2.
3.       Credit cards and related plans ................ RIAD              RAID
                                                         4262              4263                     3.
4.       Commercial (time and demand) and all other
         loans ......................................... RIAD              RIAD
                                                         4264              4265                     4.
5.       Lease financing receivables ................... RIAD              RIAD
                                                         4266              4267                     5.
6.       Total (sum of items 1 through 5) .............. RIAD              RIAD
                                                         4635   NONE       RIAD       NONE          6.



Memoranda
                      Dollar Amounts in Thousands               Mil Thou             Mil Thou
1.       To be completed by banks with loans to finance
         agricultural production and other loans to
         farmers (Schedule RC-C, part I, item 3)
         exceeding five percent of total loans.
         Agricultural loans included in part I,
         items 1 through 4, above ...................... RIAD              RIAD
                                                         4268              4269                     M.1.
2.--3.   Not applicable
4.       Loans to finance commercial real estate,
         construction, and land development activities
         (not secured by real estate) included in
         Schedule RI-B, part I, items 2 through 4,
         above ......................................... RIAD              RIAD
                                                         5443              5444                     M.4.
5.       Real estate loans (sum of Memorandum items
         5.a through 5.e must equal Schedule RI-B,
         part I, item 1, above):
         a.       Construction and land development .... RIAD              RIAD
                                                         5445              5446                     M.5.a.
         b.       Secured by farmland .................. RIAD              RIAD
                                                         5447              5448                     M.5.b.
         c.       Secured by 1-4 family residential
                  properties:
                  (1)      Revolving, open-end loans secured
                           by 1-4 family residential proper-
                           ties and extended under lines of
                           credit ...................... RIAD              RIAD
                                                         5449              5450                     M.5.c.(1)
                  (2)      All other loans secured by 1-4
                           family residential properties RIAD              RIAD
                                                         5451              5452                     M.5.c.(2)
         d.       Secured by multifamily (5 or more)
                  residential properties ............... RIAD              RIAD
                                                         5453              5454                     M.5.d.
         e.       Secured by nonfarm nonresidential
                  properties ........................... RIAD              RIAD
                                                         5455              5456                     M.5.e.


1  See instructions for loan classifications used in this schedule.

                                                                   FFIEC 034
The bank of Nova Scotia Trust Company of New York                  Page RI-5
Legal Title of Bank                                                    7

FDIC Certificate Number

Schedule RI-B--Continued

Part II.  Changes in Allowance for Loan and Lease Losses

Part II is to be reported with the December Report of Income.

                                  Dollar Amounts in Thousands                   Mil Thou
1.       Balance originally reported in the December 31, 1995,
         Reports of Condition and Income ..........................  RIAD
                                                                     3124                      1.
2.       Recoveries (must equal part I, item 6, column B above) .... RIAD
                                                                     4605                      2.
3.       LESS:  Charge-offs (must equal part I, item 6,
         column A above) ........................................... RIAD
                                                                     4635                      3.
4.       Provision for loan and lease losses (must equal Schedule
         RI, item 4.a) ............................................. RIAD
                                                                     4230                      4.
5.       Adjustments* (see instructions for this schedule) ......... RIAD
                                                                     4815                      5.
6.       Balance end of current period (sum of items 1 through 5)
         (must equal Schedule RC, item 4.b) ........................ RIAD
                                                                     3123                      6.


*  Describe on Schedule RI-E--Explanations


Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.

                                                                                  I189
                                  Dollar Amounts in Thousands                   Mil Thou
1.       Federal ................................................... RIAD
                                                                     4780                      1.
2.       State and local ........................................... RIAD
                                                                     4790                      2.
3.       Total (sum of items 1 and 2) (must equal sum of
         Schedule RI, items 9 and 11.b) ............................ RIAD
                                                                     4770                      3.
4.       Deferred portion of item 3 ................................ RIAD
                                                                     4772                      4.

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                  I195
                                                                                Year-to-date
                                 Dollar Amounts in Thousands                    Mil Thou
1.       All other noninterest income (from Schedule RI, item 5.b.(2))
         Report amounts that exceed 10% of Schedule RI, item 5.b.(2):
         a.       Net gains on other real estate owned ................ RIAD
                                                                        5415                      1.a.
         b.       Net gains on sales of loans ......................... RIAD
                                                                        5416                      1.b.
         c.       Net gains on sales of premises and fixed assets ..... RIAD
                                                                        5417                      1.c.
         Itemize and describe the three largest other amounts that exceed 10% of
         Schedule RI, item 5.b.(2):
         d.       TEXT                                                  RIAD
                  4461     MTG. TECH SVC FEES ......................... 4461              97      1.d.
         e.       TEXT                                                  RIAD
                  4462     AGENCY FEES & COMMISSION ................... 4462             186      1.e.


Schedule RI-E-Continued
         f.       TEXT                                                  RIAD
                  4463  ............................................... 4463                      1.f.
2.       Other noninterest expense (from Schedule RI, item 7.c):
         a.       Amortization expense of intangible assets ........... RIAD
                                                                        4531                      2.a.
         Report amounts that exceed 10% of Schedule RI, item 7.c:
         b.       Net losses on other real estate owned ............... RIAD
                                                                        5418                      2.b.
         c.       Net losses on sales of loans ........................ RIAD
                                                                        5419                      2.c.
         d.       Net losses on sales of premises and fixed assets .... RIAD
                                                                        5420                      2.d.
         Itemize and describe the three largest other amounts that exceed 10% of
         Schedule RI, item 7.c:
         e.       TEXT                                                  RIAD
                  4464     AUDIT EXPENSES ............................. 4464              15      2.e.
         f.       TEXT                                                  RIAD
                  4467     DIRECTORS FEES & EXPENSES .................. 4467               8      2.f.
         g.       TEXT                                                  RIAD
                  4468     ............................................ 4468                      2.g.


                                                                       FFIEC 034
                                                                       Page RI-6
                                                                           8

Schedule RI-E--Continued
                                                                                     Year-to-date
                                                  Dollar Amounts in Thousands           Mil Thou
3.       Extraordinary items and other adjustments (from Schedule RI, item 11.a)
         and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
         a.       (1)      TEXT                                               RIAD
                           4469     ......................................... 4469                      3.a.(1)
                  (2)      Applicable income tax effect ..................... RIAD
                                                                              4486                      3.a.(2)
         b.       (1)      TEXT                                               RIAD
                           4487     ......................................... 4487                      3.b.(1)
                  (2)      Applicable income tax effect ..................... RIAD
                                                                              4488                      3.b.(2)
         c.       (1)      TEXT                                               RIAD
                           4489     ......................................... 4489                      3.c.(1)
                  (2)      Applicable income tax effect ..................... RIAD
                                                                              4491                      3.c.(2)
4.       Equity capital adjustments from amended Reports of Income
         (from Schedule RI-A, item 2) (itemize and describe all
         adjustments):
         a.       TEXT                                                        RIAD
                  4492     .................................................. 4492                      4.a.
         b.       TEXT                                                        RIAD
                  4493     .................................................. 4493                      4.b.
5.       Cumulative effect of changes in accounting principles
         from prior years (from Schedule RI-A, item 9) (itemize
         and describe all changes in accounting principles):
         a.       TEXT                                                        RIAD
                  4494     .................................................. 4494                      5.a.
         b.       TEXT                                                        RIAD
                  4495     .................................................. 4495                      5.b.
6.       Corrections of material accounting errors from prior
         years (from Schedule RI-A, item 10) (itemize and
         describe all corrections):
         a.       TEXT                                                        RIAD
                  4496     .................................................. 4496                      6.a.
         b.       TEXT                                                        RIAD
                  4497     .................................................. 4497                      6.b.
7.       Other transactions with parent holding company (from
         Schedule RI-A, item 12) (itemize and describe all such transactions):
         a.       TEXT                                                        RIAD
                  4498     .................................................. 4498                      7.a.
         b.       TEXT                                                        RIAD
                  4499     .................................................. 4499                      7.b.
8.       Adjustments to allowance for loan and lease losses
         (from Schedule RI-B, part II, item 5) (itemize and
         describe all adjustments):
         a.       TEXT                                                        RIAD
                  4521     .................................................. 4521                      8.a.
         b.       TEXT                                                        RIAD
                  4522     .................................................. 4522                      8.b.
9.       Other explanations (the space below is provided for               I198      I199
         the bank to briefly describe, at its option, any other significant items affecting the Report of Income):
         No comment    (RIAD 4769)
         Other explanations (please type or print clearly):

         (TEXT 4769)

Affix the address label in this space.                                 FFIEC 034
                                                                       Page RI-1
The Bank of Nova Scotia Trust Company of New York                          9
Legal Title of Bank

New York
City

N.Y.                                                 10006
State                                                Zip Code

FDIC Certificate Number

Consolidated Report of Condition for Insured Commercial and State-Charted Savings Banks for June 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the lst business day of the quarter.

Schedule RC-Balance Sheet
                                                                                                           C100
                                                     Dollar Amounts in Thousands              Mil Thou
ASSETS
1.       Cash and balances due from depository institutions:
         a.       Noninterest-bearing balances and currency
                  and coin 1,2..................................RCON                    85                1.a.
                                                                                        0081
         b.       Interest-bearing balances 3...................RCON            None             1.b.
                                                                                        0071
2.       Securities:
         a.       Held-to-maturity securities (from Schedule
                  RC-B, column A)...............................RCON            1       863      2.a.
                                                                                        1754
         b.       Available-for-sale securities (from
                  Schedule RC-B, column D)......................RCON            None             2.b.
                                                                                        1773
3.       Federal funds sold and securities purchased
         under agreements to resell:
         a.       Federal funds sold 4..........................RCON            None             3.a.
                                                                                        0278
         b.       Securities purchased under agreements to
                  resell 5......................................RCON            1       800      3.b.
                                                                                        0277
4.       Loans and lease financing receivables:
         a.       Loans and leases, net of unearned income
                  (from Schedule RC-C)..........................RCON                             4.a.
                                                                                        2122
         b.       LESS:  Allowance for loan and lease losses....RCON                             4.b.
                                                                                        3123
         c.       LESS:  Allocated transfer risk reserve........RCON                             4.c.
                                                                                        3128
         d.       Loans and Leases, net of unearned income,
                  allowance, and reserve (item 4.a
                  minus 4.b and 4.c)............................RCON            None             4.d.
                                                                                        2125
5.       Trading assets......................................RCON               None             5.
                                                                                        3545
6.       Premises and fixed assets (including
         capitalized leases).................................RCON                       4        6.
                                                                                        2145
7.       Other real estate owned (from Schedule RC-M)........RCON               None             7.
                                                                                        2150

8.       Investments in unconsolidated subsidiaries and
         associated companies (From Schedule RC-M)...........RCON               None             8.
                                                                                        2130
9.       Customers' liability to this bank on acceptance
         outstanding.........................................RCON               None             9.
                                                                                        2155
10.      Intangible assets (from Schedule RC-F)..............RCON               None             10.
                                                                                        2143
11.      Other assets (from Schedule RC-F)...................RCON                        65      11.
                                                                                        2160
12.      a.       Total assets (sum of items 1 through 11)......RCON            3       817      12.a.
                                                                                        2170
         b.       Losses deferred pursuant to 12 U.S.C.
                  1823(j).......................................RCON            None             12.b.
                                                                                        0306
         c.       Total assets and losses deferred pursuant
         to 12 U.S.C. 1823(j) (sum of items 12.a and 12.b)...RCON               3       817      12.c.
                                                                                        0307







1        Includes cash items in process of collection and unposted debits.
2        The amount reported in this item must be greater than or equal to the sum of Schedule RC-M, items 3.a and 3.b.
3        Includes time certificates of deposit not held for trading.
4 Report "term federal funds sold" in Schedule RC, item 4.a, "Loans and leases, net of unearned income," and in Schedule RC-C, part 1.
5 Report securities purchased under agreements to resell that involve the receipt of immediately available funds and mature in one business day or roll over under a continuing contract in Schedule RC, item 3.a., "Federal funds sold."

                                                                       FFIEC 034
                                                                       Page RC-2
                                                                              10

Schedule RC-Continued

                                                     Dollar Amounts in Thousands                Mil Thou
LIABILITIES
13.      Deposits:
         a.       In domestic offices (sum of totals of
                  columns A and C from Schedule RC-E)...........RCON            1       554      13.a.
                                                                                        2200
                  (1)      Noninterest-bearing 1...................RCON                 541      13.a.(1)
                                                                                        6631
                  (2)      Interest-bearing........................RCON         1       013      13.a.(2)
                                                                                        6636
         b.       In foreign offices, Edge and Agreement
                  subsidiaries, and IBFs........................
                  (1)      Noninterest-bearing 1...................
                  (2)      Interest-bearing........................
14.      Federal funds purchased and securities sold under
         agreements to repurchase:
         a.       Federal funds purchased 2.....................RCON            None             14.a.
                                                                                        0278
         b.       Securities sold under agreements to
                  repurchase 3..................................RCON            None             14.b.
                                                                                        0279
15.      a.       Demand notes issued to the U.S. Treasury......RCON            None             15.a.
                                                                                        2840
         b.       Trading liabilities...........................RCON            None             15.b.
                                                                                        3548
16.      Other borrowed money:
         a.       With a remaining maturity of one year or less..RCON           None             16.a.
                                                                                        2332
         b.       With a remaining maturity of more than one
                  year..........................................RCON            None             16.b.
                                                                                        2333
17.      Mortgage indebtedness and obligations under
         capitalized leases..................................RCON               None             17.
                                                                                        2910
18.      Bank's liability on acceptances executed and
         outstanding.........................................RCON               None             18.
                                                                                        2920
19.      Subordinated notes and debentures...................RCON               None             19.
                                                                                        3200
20.      Other liabilities (from Schedule RC-G)..............RCON                       30       20.
                                                                                        2930
21.      Total liabilities (sum of items 13 through 20)......RCON               1       584      21.
                                                                                        2948
22.      Limited-life preferred stock and related surplus....RCON               None             22.
                                                                                        3282
EQUITY CAPITAL
23.      Perpetual preferred stock and related surplus.......RCON               None             23.
                                                                                        3838
24.      Common Stock........................................RCON               1       000      24.
                                                                                        3230
25.      Surplus (exclude all surplus related to
         preferred stock)....................................RCON               1       000      25.
                                                                                        3839
26.      a.       Undivided profits and capital reserves........RCON                    223      26.a.
                                                                                        3632
         b.       Net unrealized holding gains (losses) on
                  available-for-sale securities ......................RCON      None             26.b.
                                                                                        8434
27.      Cumulative foreign currency translation
         adjustments.........................................
28.      a.       Total equity capital (sum of items 23
                  through 27)...................................RCON            2       223      28.a.
                                                                                        3210
         b.       Loses deferred pursuant to 12. U.S.C.
                  1823(j).......................................RCON            None             28.b.
                                                                                        0306
         c.       Total equity capital and losses deferred
                  pursuant to 12 U.S.C. 1823(j) (sum of
                  items 28.a. and 28.b).........................RCON            2       223      28.c.
                                                                                        3559
29.      Total liabilities, limited-life preferred stock,
         equity capital, and losses deferred pursuant to
         12 U.S.C. 1823(j) (sum of items 21, 22, and 28.c)...RCON               3       807      29.
                                                                                        2257




Memorandum
To be reported only with the March Report of Condition.
1.       Indicate in the box at the right the number of
         the statement below that best described the most comprehensive level of auditing work performed for the bank by independent external auditors
         as of any date during 1995.............................                                 Number
                                                                                        RCON              M.1.
                                                                                        6724


1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank.
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 =  Review of the bank's financial statements by external auditors
6 =  Compilation of the bank's financial statements  by external auditors
7 =  Other audit procedures (excluding tax preparation work)
8 =  No external audit work


1 Includes total demand deposits and noninterest-bearing time and savings deposits.
2  Report "term federal funds purchased" in Schedule RC, item 16,
   "Other borrowed money."
3 Report securities sold under agreements to repurchase that involve the receipt of immediately available funds and mature in one business day or roll over under a continuing contract in Schedule RC, item 14.a., "Federal funds purchased."

                                                                       FFIEC 034
                                                                       Page RC-3
                                                                              11

Schedule RC-B-Securities

Exclude assets held for trading.
                                                                                                                        C110
                                                              Held-to-maturity                        Available-for-sale
                                                        (Column A)     (Column B)            (Column C) (Column D)
                                                      Amortized Cost           Fair Value        Amortized Cost       Fair Value(1)

        Dollar Amounts in Thousands                  Mil       Thou             Mil    Thou   Mil           Thou    Mil      Thou
1.       U.S. Treasury securities......RCON          .        99       RCON             98    RCON                 RCON
                                                        0211                    0213                     1286          1287
2.       U.S. Government agency and
         corporation obligations
         (exclude mortgage-backed
         securities):...........            .......
         a.       Issued by U.S. Government
                  agencies 2...............RCON               NONE     RCON     RCON                               RCON
                                                        1289                    1290                     1291          1293
         b.       issued by U.S. Government-
                  sponsored agencies(3)....RCON               NONE     RCON     RCON                               RCON
                                                        1294                    1295                     1297          1298
3.       Securities issued by states
         and political subdivisions in
         the U.S.:
         a. General obligations.........RCON              1   264      RCON  1                 265       RCON          RCON
                                                        1676                    1677                     1678          1679
         b. Revenue obligations.........RCON                  500      RCON      502          RCON                 RCON
                                                        1681                    1686                     1690         1691
         c. Industrial development and
                  similar obligations
                                                        RCON           NONE     RCON     NONE            RCON          RCON
                                                        1694                    1695                     1696          1697
4.       Mortgage-backed securities
         (MBS):
         a.  Pass-through securities:
                  (1) Guaranteed by GNMA..              RCON           NONE     RCON     NONE            RCON          RCON
                                                        1698                    1699                     1701          1702
                  (2) Issued by FNMA and                RCON           NONE     RCON     NONE            RCON          RCON
                           FHLMC                        1703                    1705                     1706          1707
                  (3) Other pass-through
                           securities........           RCON           NONE     RCON     NONE            RCON          RCON
                                                        1709                    1710                     1711          1713
         b.  Other mortgage-backed
                  securities (include CMOs
                  REMICs, and stripped MBS):
                  (1) Issued or guaranteed
                           by FNMA, FHLMC, or
                           GNMA..............           RCON           NONE     RCON     NONE            RCON          RCON
                                                        1714                    1715                     1716          1717
                  (2) Collateralized by
                           MBS issued or
                           guaranteed by FNMA
                           FHLMC, or GNMA....           RCON           NONE     RCON     NONE            RCON          RCON
                                                        1718                    1719                     1731          1732
                  (3) All other mortgage-
                           backed securities            RCON           NONE     RCON     NONE            RCON          RCON
                                                        1733                    1734                     1735          1736
5. Other debt securities...........         RCON        NONE           RCON     NONE     RCON                      RCON
                                                        1774                    1775                     1776          1777
6. Equity securities:
         a. Investments in mutual
                  funds..................                                                                RCON          RCON
                                                                                                         1747          1748
         b. Other equity securities
                  with readily determin-
                  able fair values.......                                                                RCON          RCON
                                                                                                         1749          1751
         c. All other equity securities(1)
                  (includes Federal Reserve
                   stock)................                                                                RCON          RCON
                                                                                                         1752          1753
7. Total (sum of items 1 through 6)
         (total of column A must equal
         Schedule RC, item 2.a) (total
         of column D must equal Schedule
         RC, item 2.b)................      RCON        1 863          RCON     1 865 RCON    NONE RCON NONE
                                                        1754                    1771                    1772             1773







- ------------
1 Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
2 Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
3 Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

                                                                       FFIEC 034
                                                                       Page RC-4
                                                                           12

The Bank of Nova Scotia Trust Company of New York

Legal Title of Bank

FDIC Certificate Number

Schedule RC-B-Continued

Memoranda                                                                                    C112
                                         Dollar Amounts in Thousands                Mil                 Thou
1.    Pledged securities(1).......................................                  RCON         NONE     M.1.
                                                                                    0416
2.    Maturity and repricing data for debt securities1,2,3 (excluding those in nonaccrual status):
      a. Fixed rate debt securities with a remaining maturity of:
           (1)     Three months or less................................             RCON         NONE     M.2.a.(1)
                                                                                    0343
           (2)     Over three months through 12 months.................             RCON           650    M.2.a.(2)
                                                                                    0344
           (3)     Over one year through five years....................             RCON         1 213    M.2.a.(3)
                                                                                    0345
           (4)     Over five years.....................................             RCON         NONE     M.2.a.(4)
                                                                                    0346
           (5)     Total fixed rate debt securities (sum of Memoran-
                   dum items 2.a.(1) through 2.a.(4)...................             RCON         NONE     M.2.a.(5)
                                                                                    0347
      b. Floating rate debt securities with a repricing
           frequency of:
           (1)     Quarterly or more frequently........................             RCON         NONE     M.2.b.(1)
                                                                                    4544
           (2)     Annually or more frequently, but less frequently
                   than quarterly......................................             RCON         NONE     M.2.b.(2)
                                                                                    4545
           (3)     Every five years or more frequently, but less
                   frequently than annually............................             RCON         NONE     M.2.b.(3)
                                                                                    4551
           (4)     Less frequently than every five years...............             RCON         NONE     M.2.b.(4)
                                                                                    4552
           (5)     Total floating rate debt securities (sum of
                   Memorandum items 2.b.(1) through 2.b.(4))                        RCON         NONE     M.2.a.(5)
                                                                                    4553
      c.   Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5
           (must equal total debt securities from Schedule RC-B, sum of item through 5, columns A and D, minus nonaccrual debt securities incl in Schedule RC-N, item 6,
           column C)...............................................                 RCON         1 863    M.2.c.
                                                                                    0393
3.    Not applicable
4.    Held-to-maturity debt securities restructured and in
      compliance with modified terms (included in Schedule
      RC-B, items 3 through 5, column A, above)...................                  RCON         NONE     M.4.
                                                                                    5365
5.    Not applicable
6.    Floating rate debt securities with a remaining maturity
      of one year or less(1),(3) (included in Memorandum items 2.b.(1)
      through 2.b.(4) above)......................................                  RCON         NONE     M.6.
                                                                                    5519
7.    Amortized cost of held-to-maturity securities sold or
      transferred to available for sale or trading
      securities during the calendar year-to-date (report
      the amortized cost at date of sale or transfer).............                  RCON         NONE     M.7
                                                                                    1778
8.    High-risk mortgage securities (included in the held-to-
      maturity and available-for-sale accounts in Schedule
      RC-B, item 4.b):
      a.   Amortized cost..........................................                 RCON         NONE     M.8.a.
                                                                                    8780
      b.   Fair value..............................................                 RCON         NONE     M.8.b.
                                                                                    8781
9.    Structured notes (included in the held-to-maturity and
      available-for-sale accounts in Schedule RC-B, items 2,3,
      and 5):
      a.   Amortized cost..........................................                 RCON         NONE     M.9.a.
                                                                                    8782
      b.   Fair value..............................................                 RCON         NONE     M.9.b.
                                                                                    8783







- --------------
1 Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
2 Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
3 Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

                                                                       FFIEC 034
                                                                       Page RC-5
                                                                              13

Schedule RC-C-Loans and Lease Financing Receivables

Part I.  Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.

                                                                                                         C115
                          Dollar Amounts in Thousands                                                 Mil  Thou
1.    Loan secured by real estate:
      a.  Construction and land development.........................                                 RCON                1.a.
      b.  Secured by farmland (including farm residential and                                        1415
          other improvements).......................................                                 RCON                1.b.
                                                                                                     1420
      c.  Secured by 1-4 family residential properties:
          (1)     Revolving, open-end loans secured by 1-4
                  family residential properties and extended
                  under lines of credit...............................                               RCON                1.c.(1)
          (2)     All other loans secured by 1-4 family residential                                  1797
                  properties:
                  (a)     Secured by first liens.........................                            RCON                1.c.(2)(a)
                                                                                                     5367
                  (b)     Secured by junior liens........................                            RCON                1.c.(2)(b)
                                                                                                     5368
      d.  Secured by multifamily (5 or more) residential properties                                  RCON                1.d.
                                                                                                     1460
      e.  Secured by nonfarm nonresidential properties.............                                  RCON                1.e.
                                                                                                     1480
2.    Loans to depository institution.............................                                   RCON                2.
                                                                                                     1489
3.    Loans to finance agricultural production and other
      loans to farmers............................................                                   RCON                3.
                                                                                                     1590
4.    Commercial and industrial loans.............................                                   RCON                4.
                                                                                                     1766
5.    Acceptances of other banks..................................                                   RCON                5.
                                                                                                     1755
6.    Loans to individuals for household, family, and other
      personal expenditures (i.e., consumer loans) (includes
      purchased paper):
      a.  Credit cards and related plans (includes check credit
          and other revolving credit plans)........................                                  RCON                6.a.
                                                                                                     2008
      b.  Other (includes single payment, installment, and all
          student loans)...........................................                                  RCON                6.b.
                                                                                                     2011
7.    Obligations (other than securities and leases) of states
      and political subdivision in the U.S. (includes non-
      rated industrial development obligations....................                                   RCON                7.
                                                                                                     2107
8.    All other loans (exclude consumer loans)....................                                   RCON                8.
                                                                                                     2080
9.    Lease financing receivables (net of unearned income)........                                   RCON                9.
                                                                                                     2165
10.   LESS: Any unearned income on loans reflected in items
          1-8 above................................................                                  RCON                10.
                                                                                                     2123
11.   Total loans and leases, net of unearned income (sum of
          items 1 through 9 minus item 10) (must equal Schedule RC,
          item 4.a)................................................                                  RCON      NONE      11.
                                                                                                     2122

Affix the address label in this space                                  FFIEC 034
                                                                       Page RC-6
                                                                          14
The Bank of Nova Scotia Trust Company of New York
Legal Title of Bank
      New York
City
      N.Y.                                      10006
State                                       Zip Code

FDIC Certificate Number

Schedule RC-C-Continued

Part I.  Continued

Memoranda

                                           Dollar Amounts in Thousands                                 Mil  Thou
1.    Loan(1) and leases restructured and in compliance with
      modified terms (included in Schedule RC-C, part I, above
      and not reported as past due or nonaccrual in
      Schedule RC-N, Memorandum item 1):
      a.  Real estate loans.........................................                                 RECON               M.1.a.
                                                                                                     1617
      b.  All other loans and all lease financing receivables
          (exclude loans to individuals for household, family,
          and other personal expenditures)..........................                                 RCON                M.1.b.
                                                                                                     8691
2.    Maturity and repricing data for loans and all leases(2)
      excluding those in nonaccrual status):
      a.  Fixed rate loans and leases with a remaining maturity of:
          (1)     Three months or less.................................                              RCON                M.2.a.(1)
                                                                                                     0348
          (2)     Over three months through 12 months..................                              RCON                M.2.a.(2)
                                                                                                     0349
          (3)     Over one year through five years.....................                              RCON                M.2.a.(3)
                                                                                                     0356
          (4)     Over five years......................................                              RCON                M.2.a.(4)
                                                                                                     0357
          (5)     Total fixed rate loans and leases (sum of
                  Memorandum items 2.a.(1) through 2.a.(4))............                              RCON                M.2.a.(5)
                                                                                                     0358
      b.  Floating rate loans with a repricing frequency of:
          (1)     Quarterly or more frequently.........................                              RCON                M.2.b.(1)
                                                                                                     4554
          (2)     Annually or more frequently, but less
                  frequently than quarterly............................                              RCON                M.2.b.(2)
                                                                                                     4555
          (3)     Every five years or more frequently, but less
                  frequently than annually.............................                              RCON                M.2.b.(3)
                                                                                                     4561
          (4)     Less frequently than every five years................                              RCON                M.2.b.(4)
                                                                                                     4564
          (5)     Total floating rate loans (sum of Memorandum items
                  2.b.(1) through 2.b.(4)..............................                              RCON                M.2.b.(5)
                                                                                                     4567
      c.  Total loans and leases (sum of Memorandum items 2.a.(5) and 2.b.(5))
          (must equal the sum of total loans and lease, net, from Schedule RC-C, part 1, item 11, plus unearned income from Schedule RC-C, part 1, item
          10, minus total nonaccrual loans and leases from Schedule RC-N, sum of
          items 1 through 5, column C)..............................                                 RCON                M.2.c.
                                                                                                     1479
      d.  Floating rate loans with a remaining maturity of one
          year or less (included in Memorandum items 2.b.(1)
          through 2.b.(4) above)....................................                                 RCON                M.2.d.
                                                                                                     A246
3.    Reserved
4.    Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule
      RC-C, part 1, items 4 and 8, page
      RC-5(3)......................................................                                  RCON                M.4.
                                                                                                     2746
5.    Loans and leases held for sale (included in Schedule RC-C,
      part 1, above)..............................................                                   RCON                M.5.
                                                                                                     5369
6.    Adjustable rate closed-end loans secured by first liens
      on 1-4 family residential properties (included in
      Schedule RC-C, part 1, item 1.c.(2)(a), page RC-5)..........                                   RCON      NONE      M.6.
                                                                                                     5370





- ------------------
1     See instructions for loan classifications used in Memorandum item 1.
2 Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.
3     Exclude loans secured by real estate that are included in Schedule RC-C, part 1, items 1.a through 1.e.

The Bank of Nova Scotia Trust Company of New York                          FFIEC
Legal Title of Bank                                                   Page RC-6a
FDIC Certificate Number                                                  14a

Schedule RC-C -- Continued

Part II.  Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses
1.   Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" reported in
     Schedule RC-C, part I, item 1.e, and all or substantially
     all of the dollar volume of your bank's "Commercial and
     industrial loans" reported in Schedule RC-C, part I, item 4,                               C118
     have original amounts of $100,000 or less (If your bank has                          YES        NO
     no loans outstanding in both of these two loan categories,
     place an "X" in the box marked "NO" and go to item 5; other-                RECON                    1.
     wise, see instructions for further information.)......................      6999


If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO and your bank has loans outstanding in either loan category, skip items
2.a and 2.b, complete items 3 and 4 below, and go to item 5.
                                                                                           Number of
                                                                                             Loans
2.   Report the total number of loans currently outstanding for each of the following schedule RC-C, part I, loan catego-
     ries:
     a.  "Loans secured by nonfarm nonresidential proper-                        RCON         NONE        2.a.
         ties" reported in Schedule RC-C, part I, item 1.e.................      5562
     b.  "Commercial and industrial loans" reported in                           RCON         NONE        2.b.
         Schedule RC-C, part I, item 4.....................................      5563


The Bank of Nova Scotia Trust Company of New York
Legal Title of Bank
FDIC Certificate Number

Schedule RC-C -- Continued

Part II. continued                                                    FFIEC 034
                                                                      Page RC-6b
                                                                         14b

                                                                                 (Column A)                 (Column B)
                                                                                                               Amount
                                                                                   Number of                 Currently
                                                                                     Loans                  Outstanding
                                                     Dollar Amounts in Thousands                          Mil        Thou
3.   Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, item 1.e (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part
     I, item 1.e):
                                                                                       RCON                 RCON
         a.  With original amounts of $100,000 or less.............................    5564       NONE      5565       NONE     3.a
         b.  With original amounts of more than $100,000                               RCON                 RCON
             through $250,000......................................................    5566       NONE      5567       NONE     3.b
         c.  With original amounts of more than $250,000                               RCON       NONE      RCON       NONE
             through $1,000,000....................................................    5568                 5569                3.c
4.   Number and amount currently outstanding of "Commercial
     and industrial loans" reported in Schedule RC-C, part I, item 4 (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 4):
         a.  With original amounts of $100,000 or less.............................    RCON                 RCON
                                                                                       5570       NONE      5571       NONE     4.a
         b.  With original amounts of more than $100,000                               RCON                 RCON
             through $250,000......................................................    5572       NONE      5573       NONE     4.b
         c.  With original amounts of more than $250,000                               RCON                 RCON
             through $1,000,000....................................................    5574       NONE      5575       NONE     4.c



Agricultural Loans to Small Farms

5.   Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other
     improvements)" reported in Schedule RC-C, part I, item 1.b.
     and all or substantially all of the dollar volume of your
     bank's "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3,
     have original amounts of $100,000 or less (If your bank has                                             YES       NO
     no loans outstanding in both of these two loan categories, place an "X" in the box marked "NO" and do not complete
     items 7 and 8; otherwise, see instructions for further                                      RECON                          5.
     information.)                                                                               6860



If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.
If NO and your bank has loans outstanding in either loan category, skip items
6.a and 6.b and complete items 7 and 8 below.
                                                                                                         Number of
                                                                                                            Loans
6.   Report the total number of loans currently outstanding for each of the following schedule RC-C, part I, loan catego-
     ries:
     a.  "Loans secured by farmland (including farm residen-
         tial and other improvements)" reported in Schedule                               RCON
         RC-C, part I, item 3.......................................................      5576               NONE              6.a.
     b.  "Loans to finance agricultural production and other
         loans to farmers" reported in Schedule RC-C, part I,                             RCON
         item 3.....................................................................      5577               NONE              6.b.


                                                                                      (Column A)                 (Column B)
                                                                                                                   Amount
                                                                                       Number of                 Currently
                                                                                         Loans                  Outstanding



The Bank of Nova Scotia Trust Company of New York
Legal Title of Bank
FDIC Certificate Number

Schedule RC-C -- Continued

                                                Dollar Amounts in Thousands                                     Mil        Thou
7.   Number and amount currently outstanding of "Loans secured by farmland
     (including farm residential and other improvements)" reported in Schedule
     RC-C, part I, item 1.b (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b):
                                                                                 RCON                 RCON
         a.  With original amounts of $100,000 or less.........................  5578       NONE      5579       NONE       7.a
         b.  With original amounts of more than $100,000                         RCON                 RCON
             through $250,000..................................................  5580       NONE      5581       NONE       7.b
         c.  With original amounts of more than $250,000                         RCON                 RCON
             through $500,000..................................................  5582       NONE      5583       NONE       7.c.
8.   Number and amount currently outstanding of "Loans to
     finance agricultural production and other loans to farmers" reported in
     Schedule RC-C, part I, item 3 (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3):
         a.  With original amounts of $100,000 or less                           RCON                 RCON
                                                                                 5584       NONE      5585       NONE       8.a
         b.  With original amounts of more than $100,000                         RCON                 RCON
             through $250,000..................................................  5586       NONE      5587       NONE       8.b
         c.  With original amounts of more than $250,000                         RCON                 RCON
             through $500,000..................................................  5588       NONE      5589       NONE       8.c.


The Bank of Nova Scotia Trust Company of New York
Legal Title of Bank
FDIC Certificate Number
                       --------------

Schedule RC-E -- Deposit Liabilities
                                                                       FFIEC 034
                                                                       Page RC-7
                                                                          15
                                                                           C125

                                                  Transaction Accounts                            Nontransaction
                                                                                                  Accounts
                                                  (Column A)              (Column B)              (Column C)
                                                  Total transac-          Memo: Total             Total
                                                  tion accounts           demand depos-           nontransaction
                                                  (including              its (included           accounts (in-
                                                  total demand            in column A)            cluding MMDAs)
                                                  deposits)
                  Dollar Amounts in Thousands           Mil     Thou            Mil     Thou            Mil      Thou
Deposits of:
1.   Individuals, partnerships, and corpora-      RCON    1       029     RCON                    RCON              1.
     tions....................................... 2201                    2240                    2346
2.   U.S. Government............................. RCON                    RCON                    RCON              2.
                                                  2202                    2280                    2520
3.   States and political subdivisions in the     RCON                    RCON                    RCON              3.
     U.S......................................... 2203                    2290                    2530
4.   Commercial banks in the U.S. (including      RCON            153     RCON                    RCON              4.
     U.S. branches and agencies of foreign        2206                    2310                    2550
     banks)......................................
5.   Other depository institutions in the U.S.... RCON                    RCON                    RCON              5.
                                                  2207                    2312                    2349
6.   Certified and official checks............... RCON            1       RCON                                      6.
                                                  2330                    2330
7.   Banks in foreign countries, foreign gov-     RCON            371     RCON                    RCON              7.
     ernments, and foreign official institu-      2184                    2185                    2186
     tions.......................................
8.   Total (sum of items 1 through 7) (sum of     RCON    1       554     RCON                    RCON              8.
     columns A and C must equal Schedule RC,      2215                    2210                    2385
     item 13.a)..................................

Memoranda
                                      Dollar Amounts in Thousands                            Mil   Thou
1.   Selected components of total deposits (i.e., sum of item 8, columns A and C):
a.   Total Individual Retirement Accounts (IRAs) and Keogh Plan              RCON 6835       NONE              M.1.a.
     accounts................................................................
b.   Total brokered deposits.................................................RCON 2365       NONE              M.1.b.
c.   Fully insured brokered deposits (included in Memorandum
     item 1.b above):
(1)  Issued in denominations of less than $100,000...........................RCON 2343       NONE              M.1.c.(1)
(2)  Issued either in denominations of $100,000 or in denomi-                RCON 2344       NONE              M.1.c.(2)
     nations greater than $100,000 and participated out by
     the broker in shares of $100,000 or less................................
d.   Maturity data for brokered deposits:
(1)      Brokered deposits issued in denominations of less than              RCON A243       NONE              M.1.d.(1)
         $100,000 with a remaining maturity of one year or less
         (included in Memorandum item 1.c.(1) above).........................
(2)      Brokered deposits issued in denominations of $100,000 or            RCON            NONE              M.1.d.(2)
         more with a remaining maturity of one year or less (in-             A244
         cluded in Memorandum item 1.b. above)...............................
e.   Preferred deposits (uninsured deposits of states and poli-              RCON            NONE              M.1.e.
     tical subdivisions in the U.S. reported in item 3 above                 5590
     which are secured or collateralized as required under state law)....................................................................
2.   Components of total nontransaction accounts (sum of Memo-
     randum items 2.a through 2.d must equal item 8, column C, above):
a.   Savings deposits:
(1)      Money market deposit accounts (MMDAs)...............................RCON 6810       NONE              M.2.a.(1)
(2)      Other savings deposits (excludes MMDAs).............................RCON 0352       NONE              M.2.a.(2)
b.   Total time deposits of less than $100,000...............................RCON 6648       NONE              M.2.b.
c.   Time certificates of deposit of $100,000 or more........................RCON 6645       NONE              M.2.c.

The Bank of Nova Scotia Trust Company of New York
Legal Title of Bank
FDIC Certificate Number
                       --------------

Schedule RC-E -- Continued

Schedule RC-E -- Continued

d.   Open-account time deposits of $100,000 or more..........................RCON 6646       NONE              M.2.d.
3.   All NOW accounts (included in column A above)...........................RCON 2398       NONE              M.3.
4.   Not applicable



The Bank of Nova Scotia Trust Company of New York
Legal Title of Bank
FDIC Certificate Number

Schedule RC-E -- Continued


                                                                       FFIEC 034
                                                                       Page RC-8
                                                                           16

5.   Maturity and repricing data for time deposits of less than
     $100,000 (sum of Memorandum items 5.a. (1) through 5.b. (3)
     must equal Memorandum item 2.b above):(1)
a.   Fixed rate time deposits of less than $100,000 with a
     remaining maturity of:
(1)      Three months or less...................................................RCON A225                         M.5.a.(1)
(2)      Over three months through 12 months....................................RCON A226                         M.5.a.(2)
(3)      Over one year..........................................................RCON A227                         M.5.a.(3)
b.   Floating rate time deposits of less than $100,000 with a
     repricing frequency of:
(1)      Quarterly or more frequently...........................................RCON A228                         M.5.b.(1)
(2)      Annually or more frequently, but less frequently than                  RCON A229                         M.5.b.(2)
         quarterly..............................................................
(3)      Less frequently than annually..........................................RCON A230                         M.5.b.(3)
c.   Floating rate time deposits of less than $100,000 with a
     remaining maturity of one year or less (included in Memo-
     randum items 5.b.(1) through 5.b.(3) above)................................RCON A231                         M.5.c.
6.   Maturity and repricing data for time deposits of $100,000
     or more (i.e., time certificates of deposit of $100,000 or more and open-account time deposits of $100,000 or more) (sum of Memorandum items
     6.a.(1) through 6.b.(4) must equal the sum of Memorandum items 2.c and 2.d above):1
a.   Fixed rate time deposits of $100,000 or more with a remain-
     ing maturity of:
(1)      Three months or less...................................................RCON A232                         M.6.a.(1)
(2)      Over three months through 12 months....................................RCON A233                         M.6.a.(2)
(3)      Over one year through five years.......................................RCON A234                         M.6.a.(3)
(4)      Over five years........................................................RCON A235                         M.6.a.(4)
b.   Floating rate time deposits of $100,000 or more with a
     repricing frequency of:
(1)      Quarterly or more frequently...........................................RCON A236                         M.6.b.(1)
(2)      Annually or more frequently, but less frequently than                  RCON A237                         M.6.b.(2)
         quarterly..............................................................
(3)      Every five years or more frequently, but less frequently               RCON A238                         M.6.b.(3)
         than annually..........................................................
(4)      Less frequently than every five years..................................RCON A239                         M.6.b.(4)
c.   Floating rate time deposits of $100,000 or more with a
     remaining maturity of one year or less (included in Memo-
     randum items 6.b.(1) through 6.b.(4) above)................................RCON A240       NONE              M.6.c.

1 Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

The Bank of Nova Scotia Trust Company of New York
Legal Title of Bank
FDIC Certificate Number
                       --------------

Schedule RC-F -- Other Assets

                                                                       FFIEC 034
                                                                       Page RC-9
                                                                           17

                                                                                                C130
                                             Dollar Amounts in Thousands             Mil          Thou
1.   Income earned, not collected on loans1............................... RCON 2164                                  1.
2.   Net deferred tax assets2............................................. RCON 2148                                  2.
3.   Excess residential mortgage servicing fees receivable................ RCON 5371                                  3.
4.   Other (itemize and describe amounts greater than                      RCON 2168                   65             4.
     $25,000 that exceed 25% of this item)................................
a. TEXT 3549 ACCRUED INTEREST ON INVESTMENT                                RCON 3549                   29             4.a.
b. TEXT 3550 FORWARDING CHARGES RECOVERABLE                                RCON 3550                   27             4.b.
c. TEXT 3551                                                               RCON 3551                                  4.c.
5.   Total (sum of items 1 through 4) (must equal Schedule                 RCON 2160                   65             5.
     RC, item 11).........................................................

Memorandum                                   Dollar Amounts in Thousands             Mil          Thou
1.   Deferred tax assets disallowed for regulatory capital                 RCON                                       M.1.
     purposes............................................................. 5610


Schedule RC-G--Other Liabilities

                                                                                                C135
                                             Dollar Amounts in Thousands             Mil          Thou

1.   a.  Interest accrued and unpaid on deposits3......................... RCON 3645                                  1.a.
     b.  Other expenses accrued and unpaid (includes                       RCON 3646                                  1.b.
         accrued income taxes payable)....................................
2.   Net deferred tax liabilities2........................................ RCON 3049                                  2.
3.   Minority interest in consolidated subsidiaries....................... RCON 3000                                  3.
4.   Other (itemize and describe amounts greater than
     $25,000 that exceed 25% of this item)................................ RCON 2938                   30             4.
a. TEXT 3552 AUDIT EXPENSES                                                RCON 3552                   20             4.a.
b. TEXT 3553                                                               RCON 3553                                  4.b.
c. TEXT 3554                                                               RCON 3554                                  4.c.
5.   Total (sum of items 1 through 4) (must equal Schedule                 RCON 2930                   30             5.
     RC, item 20).........................................................


1 Report income earned, not collected on securities (and on other assets) in item 4 of Schedule RC-F.
2    See discussion of deferred income taxes in Glossary entry on "income taxes."
3    For savings banks, include "dividends" accrued and unpaid on deposits.

The Bank of Nova Scotia Trust Company of New York
Legal Title of Bank
FDIC Certificate Number

Schedule RC-K -- Quarterly Averages(1)



                                                                      FFIEC 034
                                                                      Page RC-10
                                                                         18

                                                                                                      C155
                                   Dollar Amounts in Thousands                            Mil            Thou
ASSETS
1.   Interest-bearing balances due from depository insti-
     tutions............................................................... RCON 3381                                    1.
2.   a.  U.S. Treasury securities, and U.S. Government
         agency and corporation obligations, and other
         debt securities(4) (excluding securities issued by
         states and political subdivisions in the U.S.).................... RCON 3649                     98             2.a.
     b.  Equity securities(5) (includes investments in mu-
         tual funds and Federal Reserve stock)............................. RCON 3648                                    2.b.
3.   Securities issued by states and political subdivi-
     sions in the U.S.4.................................................... RCON 3383      1              765            3.
4.   Federal funds sold and securities purchased under
     agreements to resell.................................................. RCON 3365      1              458            4.
5.   Loans(2),(3):
a.   Total loans, net of unearned income (to be completed
     only by those banks with less than $25 million in
     total assets)......................................................... RCON 3360                                    5.a.
The following four items are to be completed only by
those banks with $25 million or more in total assets.
b.   Real estate loans..................................................... RCON 3286                                    5.b.
c.   Installment loans..................................................... RCON 3287                                    5.c.
d.   Credit cards and related plans........................................ RCON 3288                                    5.d.
e.   Commercial (time and demand) and all other loans...................... RCON 3289                                    5.e.
6.   Lease financing receivables (net of unearned income).................. RCON 3484                                    6.
7.   Total assets(6)....................................................... RCON 3368      3              556            7.
LIABILITIES
8.   Interest-bearing transaction accounts (NOW accounts,
     ATS accounts, and telephone and preauthorized trans-
     fer accounts) (exclude demand deposits)............................... RCON 3485                                    8.
9.   Nontransaction accounts:
a.   Money market deposit accounts (MMDAs)................................. RCON 3486                                    9.a.
b.   Other savings deposits................................................ RCON 3487                                    9.b.
c.   Time certificates of deposit of $100,000 or more...................... RCON 3345                                    9.c.
d.   All other time deposits (include all time deposits of
     less than $100,000 and open-account time deposits of
     $100,000 or more)..................................................... RCON 3469                                    9.d.
10.      Federal funds purchased and securities sold under
         agreements to repurchase.......................................... RCON 3353                                    10.


Memorandum
                                   Dollar Amounts in Thousands                            Mil            Thou

1.   To be completed by banks with $25 million or more in total assets and with loans to finance agricultural production and other loans to farmers
     (Schedule RC-C, part I, item 3), exceeding five percent of total loans.(3)
Agricultural loans included in items 5.b. through 5.e.                      RCON 3379                                    M.1.
above.......................................................................


1 For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter). In addition, averages of four month-end figures (the last day of the preceding quarter and of each month of the currently-reported quarter) are allowed for items 2, 3, 5.a through 5.e, 6, 7, and Memorandum item 1.
2    See instructions for loan classifications used in this schedule.
3 The $25 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 1995 Report of Condition.
4 Quarterly averages for all debt securities should be based on amortized cost.
5 Quarterly averages for all equity securities should be based on historical cost.

The Bank of Nova Scotia Trust Company of New York
Legal Title of Bank
FDIC Certificate Number
                       --------------

Schedule RC-K -- Continued

6 The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Schedule RC-L Off-Balance Sheet Items                                 FFIEC 034
                                                                      Page RC-11
                                                                              19

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                             C160

                                                                              Dollar Amounts in        Mil   Thou
                                                                              Thousands

1.         Unused commitments:

           a.  Revolving, open-end lines secured by 1-4 family residential properties,           RCON                1.a.
               e.g., home equity lines                                                           3814

           b.  Credit card lines                                                                 RCON                1.b.
                                                                                                 3815

           c.  Commercial real estate, construction, and land development:

               (1)   Commitments to fund loans secured by real estate                            RCON                1.c.(1)
                                                                                                 3816

               (2)   Commitments to fund loans not secured by real estate                        RCON                1.c.(2)
                                                                                                 6550

           d.  Securities underwriting                                                           RCON                1.d.
                                                                                                 3817

           e.  Other unused commitments                                                          RCON                1.e.
                                                                                                 3818

2.         Financial standby letters of credit(1)                                                RCON                2.
                                                                                                 3819

           a.  Amount of financial standby letters of credit                                     RCON                2.a.
               conveyed to others                                                                3820

3.         Performance standby letters of credit(1)                                              RCON                3.
                                                                                                 3821

           a.  Amount of performance standby letters of credit                                   RCON                3.a.
               conveyed to others                                                                3822

4.         Commercial and similar letters of credit(1)                                           RCON                4.
                                                                                                 3411

5.         Not applicable

6.         Participations in acceptances (as described in the instructions) acquired by          RCON                6.
           the reporting (nonaccepting) bank                                                     3429

7.         Securities borrowed                                                                   RCON                7.
                                                                                                 3432

8.         Securities lent (including customers' securities lent where the customer is           RCON                8.
           indemnified against loss by the reporting bank)                                       3433

9. Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold for Call Report purposes:

           a.  FNA and FHLMC residential mortgage loan pools:

               (1)   Outstanding principal balance of mortgages transferred as of the            RCON                9.a.(1)
                     report date                                                                 3650

               (2)   Amount of recourse exposure on these mortgages as of the report date        RCON                9.a.(2)
                                                                                                 3651

           b.  Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:

               (1)   Outstanding principal balance of mortgages transferred as of the            RCON                9.b.(1)
                     report date                                                                 3652

               (2)   Amount of recourse exposure on these mortgages as of the report date        RCON                9.b.(2)
                                                                                                 3653

           c.  Farmer Mac agricultural mortgage loan pools:

               (1)   Outstanding principal balance of mortgages transferred as of the            RCON                9.c.(1)
                     report date                                                                 3654

           --------------------
           1 Do not report letters of credit as "contra" items in "Other assets" (Schedule RC-F) and "Other liabilities" (Schedule RC- G).

               (2)   Amount of recourse exposure on these mortgages as of the report date        RCON                9.c.(2)
                                                                                                 3655

           d.  Small business obligations transferred with recourse under
               Section 208 of the Riegle Community Development and Regulatory
               Improvement Act of 1994:

               (1)   Outstanding principal balance of small business obligations trans-          RCON                9.d.(1)
                     ferred as of the report date                                                A249

               (2)   Amount of retained recourse on these obligations as of the report           RCON                9.d.(2)
                     date                                                                        A250

10.        When-issued securities:

           a.  Gross commitments to purchase                                                     RCON                10.a.
                                                                                                 3434

           b.  Gross commitments to sell                                                         RCON                10.b.
                                                                                                 3435

11.        Spot foreign exchange contracts                                                       RCON                11.
                                                                                                 8765

12.        All other off-balance sheet liabilities (exclude off-balance sheet deriva-            RCON                12.
           tives) (itemize and describe each component of this item over 25% of                  3430
           Schedule RC, item 28.a, "Total equity capital")



           a.          TEXT                                                                      RCON                12.a
                       3555                                                                      3555

           b.          TEXT                RCON                                                                      12.b.
                       3556                3555

           c.          TEXT                RCON                                                                      12.c.
                       3557                3557

           d.          TEXT                RCON                                                                      12.d.
                       3558                3558





The Bank of Nova Scotia Trust Company of New York                     FFIEC 034
Legal Title of Bank                                                  Page RC-12
                                                                         20
FDIC Certificate Number _______________
Schedule RC-L-Continued

                                                                           Dollar Amounts in    Mil  Thou
                                                                           Thousands

13.        All other off-balance sheet assets (exclude off-balance sheet   RCO                                 13.
           derivatives) (itemize and describe each component of this       N
           item over 25% of Schedule RC, item 28.a., "Total equity         559
           capital")                                                       1

           a.          TEXT                           RCON                                                     13.a
                       5592                           5592

           b.          TEXT                           RCON                                                     13.b
                       5593                           5593

           c.          TEXT                           RCON                                                     13.c
                       5594                           5594

           d.          TEXT                           RCON                                                     13.d
                       5595                           5595



                                                                                                   C16
                                                                                                   1

Dollar Amounts in          (Column A)              (Column B)             (Column C)           (Column D)
Thousands                  Interest                Foreign                Equity               Commodity
                           Rate                    Exchange               Derivative           and Other
                           Contracts               Contracts              Contracts            Contracts

Off-balance Sheet                Mi        Tho      Mi        Tho         Mi         Tho        Mi        Tho
Derivatives                      l         u        l         u           l          u          l         u
Position Indicators
14.        Gross amounts
           (e.g., no-
           tional
           amounts) (for
           each column,
           sum of items
           14.a though
           14.e must
           equal sum of
           items 15,
           16.a, and
           16.b)

           a.  Futures      RCO                     RCO                    RCO                  RCO            14.a.
               con-         N                       N                      N                    N
               tracts       869                     869                    869                  869
                            3                       4                      5                    6

           b.  Forward      RCO                     RCO                    RCO                  RCO            14.b.
               con-         N                       N                      N                    N
               tracts       869                     869                    869                  870
                            7                       8                      9                    0

           c.  Ex-
               change-
               traded
               option
               con-
               tracts:


               (1)          RCO                     RCO                    RCO                  RCO            14.c.(1
               Written      N                       N                      N                    N              )
               options      870                     870                    870                  870
                            1                       2                      3                    4

               (2)          RCO                     RCO                    RCO                  RCO            14.c.(2
               Purchased    N                       N                      N                    N              )
               options      870                     870                    870                  870
                            5                       6                      7                    8

           d.  Over-
               the-
               counter
               option
               con-
               tracts:

               (1)          RCO                     RCO                    RCO                  RCO            14.d.(1
               Written      N                       N                      N                    N              )
               options      870                     871                    871                  871
                            9                       0                      1                    2

               (2)          ECO                     RCO                    RCO                  RCO            14.d.(2
               Purchased    N                       N                      N                    N              )
               options      871                     871                    871                  871
                            3                       4                      5                    6

           e.  Swaps        RCO                     ECO                    RCO                  RCO            14.e.
                            N                       N                      N                    N
                            345                     382                    871                  872
                            0                       6                      9                    0

15.        Total gross      RCO                     RCO                    RCO                  RCO            15.
           notional         N                       N                      N                    N
           amount of        A12                     A12                    872                  872
           derivative       6                       7                      3                    4
           contracts
           held for
           trading

16.        Total gross
           notional
           amount of
           derivative
           contracts
           held for pur-
           poses other
           than trading:

           a.  Con-         RCO                     RCO                    RCO                  RCO
               tracts       N                       N                      N                    N              16.a.
               marked       872                     872                    872                  872
               to mar-      5                       6                      7                    8
               ket

           b.  Con-         RCO                     RCO                    RCO                  RCO            16.b.
               tracts       N                       N                      N                    N
               not          872                     873                    873                  873
               marked       9                       0                      1                    2
               to mar-
               ket


Memoranda

                                                     Dollar Amounts in Thousands             Mi        Tho
                                                                                             l         u

1.-2.            Not applicable

3.               Unused commitments with an original maturity exceeding one                     RCO            M.3.
                 year that are reported in Schedule RC-L, items 1.a through                     N
                 1.e, above (report only the unused portions of commitments                     383
                 that are fee paid or otherwise legally binding)                                3

The Bank of Nova Scotia Trust Company of New York                   FFIEC 034
Legal Title of Bank                                                Page RC-13
                                                                        21
FDIC Certificate Number _______________


Schedule RC-M - Memoranda


                                                                                                                         C165

                                                                Dollars Amounts in Thousands                  Mil        Thou
1.         Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:

           a.  Aggregate amount of all extensions of credit to all executive officers,                 RCON       NONE      1.a.
               directors, principal shareholders, and their related interests                          6164

           b.  Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of
               credit by the reporting bank (including extensions of
               credit to related interests) equals or exceeds the lesser                     Number                         1.b.
               of $500,000 or 5 percent of total capital as defined for
               this purpose in agency regulations

                                                                                        RCON
                                                                                        6165

2.         Not applicable

3.         a.  Noninterest-bearing balances due from commercial banks in the U.S.                      RCON             85  3.a.
               (included in Schedule RC, item 1.a) (exclude balances due from Federal                  0050
               Reserve Banks and cash items in process of collection)

           b.  Currency and coin (included in Schedule RC, item 1.a)                                   RCON       NONE      3.b.
                                                                                                       0080

4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):

           a.  Mortgages serviced under a GNMA contract                                                RCON       NONE      4.a.
                                                                                                       5500

           b.  Mortgages serviced under a FHLMC contract:

               (1)   Serviced with recourse to servicer                                                RCON       NONE      4.b.(1)
                                                                                                       5501

               (2)   Serviced without recourse to servicer                                             RCON       NONE      4.b.(2)
                                                                                                       5502

           c.  Mortgages serviced under a FNMA contract

               (1)   Serviced under a regular option contract                                          RCON       NONE      4.c.(1)
                                                                                                       5503

               (2)   Serviced under a special option contract                                          RCON       NONE      4.c.(2)
                                                                                                       5504

           d.  Mortgages serviced under other servicing contracts                                      RC  NO               4.d


                                                                                                       ON  NE
                                                                                                      55





                                                                                                       05
5.         Not applicable

6.         Intangible assets:

           a.  Mortgage servicing rights                                                               RCON       NONE      6.a.
                                                                                                       3164
           b.  Other identifiable intangible assets

               (1)   Purchased credit card relationships                                               RCON       NONE      6.b.(1)
                                                                                                       5506

               (2)   All other identifiable intangible assets                                          RCON       NONE      6.b.(2)
                                                                                                       5507

           c.  Goodwill                                                                                RCON       NONE      6.c.
                                                                                                       3163

           d.  Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)                  RCON       NONE      6.d.
                                                                                                       2143

           e.  Amount of intangible assets (included in item 6.b.(2) above) that have                  RCON       NONE      6.e.
               been grandfathered or are otherwise qualifying for regulatory capital                   6442
               purposes

7.         Mandatory convertible debt, net of common or perpetual preferred stock                      RCON       NONE      7.
           dedicated to redeem the debt                                                                3295


8.         a.  Other real estate owned:

                     (1)              Direct and indirect investments in real estate ven-     RCON       NONE        8.a.(1)
                                      tures                                                   5372

                     (2)              All other real estate owned:

                                      (a)      Construction and land development              RCON                   8.a.(2)(a
                                                                                              5508                   )

                                      (b)      Farmland                                       RCON       NONE        8.a.(2)(b
                                                                                              5509                   )

                                      (c)      1-4 family residential properties              RCON       NONE        8.a.(2)(c
                                                                                              6510                   )

                                      (d)      Multifamily (5 or more) residential properties RCON       NONE        8.a.(2)(e
                                                                                              5511                   )

                                      (e)      Nonfarm nonresidential properties              RCON       NONE        8.a.(2)(e
                                                                                              5512                   )

                     (3)              Total (sum of items 8.a.(1) and 8.a.(2)) (must equal    RCON       NONE        8.a.(3)
                                      Schedule RC, item 7)                                    2150

               b.    Investments in unconsolidated subsidiaries and associated companies:

                     (1)              Direct and indirect investments in real estate ven-     RCON       NONE        8.b.(1)
                                      tures                                                   5374

                     (2)              All other investments in unconsolidated subsidiaries    RCON       NONE        8.b.(2)
                                      and associated companies                                5375

                     (3)              Total (sum of items 8.b.(1) and 8.b.(2)) (must equal    RCON       NONE        8.b.(3)
                                      Schedule RC, item 8)                                    2130

               c.    Total assets of unconsolidated subsidiaries and associated companies     RCON       NONE        8.c.
                                                                                              5376

9.         Noncumulative perpetual preferred stock and related surplus included in            RCON                   9.
           Schedule RC, item 23, "Perpetual preferred stock and related surplus"              3778

10. Mutual fund and annuity sales during the quarter (include proprietary, private label, and third party products):

           a.  Money market funds                                                             RCON                   10.a.
                                                                                              6441

           b.  Equity securities funds                                                        RCON                   10.b.
                                                                                              8427

           c.  Debt securities funds                                                          RCON                   10.c.
                                                                                              8428

           d.  Other mutual funds                                                             RCON                   10.d.
                                                                                              8429

           e.  Annuities                                                                      RCON                   10.e.
                                                                                              8430

           f.  Sales of proprietary mutual funds and annuities (included in items 10.a.       RCON                   10.f.
               through 10.e. above)                                                           8784

Schedule RC-M - Continued                                            FFIEC 034
                                                                     Page RC-14
                                                                        22


Memorandum                                                         Dollar Amounts in Thousands              Mil        Thou
1.         Interbank holdings of capital instruments (to be completed for the December report only):

           a.  Reciprocal holdings of banking organizations' capital instruments                            RCON        M.1.a.
                                                                                                            3836

           b.  Nonreciprocal holdings of banking organizations' capital instruments                         RCON        M.1.b.
                                                                                                            3837

The Bank of Nova Scotia Trust Company of New York                     FFIEC 034
Legal Title of Bank                                                  Page RC-15
                                                                          23
FDIC Certificate Number _______________

Schedule RC-N - Past Due and Nonaccrual Loans,(1)  Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 7, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                                        C170

                                                                         (Column A)            (Column B)            (Column C)
                                                                         Past due 30        Past due 90 days         Nonaccrual
                                                                       through 89 days         or more and
                                                                      and still accru-       still accruing
                                                                             ing

           Dollar Amounts in Thousands                                    Mil      Thou           Mil     Thou         Mil    Thou
1.  Real estate loans                                           RCON               RCON                   RCO
                                                                1210               1211                   N12
                                                                                                          12
2.  Installment loans                                           RCON               RCON                   RCO
                                                                1214               1215                   N12
                                                                                                          16
3.  Credit cards and related plans                              RCON               RCON                   RCO
                                                                1218               1219                   N12
                                                                                                          20
4.  Commercial (time and demand) and all other loans            RCON               RCON                   RCO
                                                                1222               1223                   N12
                                                                                                          24
5.  Lease financing receivables                                 RCON               RCON                   RCO
                                                                1226               1227                   N12
                                                                                                          28
6.  Debt securities and other assets (exclude other real        RCON      NONE     RCON   NONE           RCO   NONE
    estate owned and other repossessed assets)                  3505               3506                   N35
                                                                                                          07

- --------
1   See instructions for loan classifications used in this sched-
ule.

Amounts reported in items 1 through 5 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 7 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 5.


                                                                       Mil    Tho          Mil    Tho         Mil   Tho
                                                                              u                   u                 u
7.  Loans and leases reported in items 1 through 5 above         RCON               RCON                RCON
    which are wholly or partially guaranteed by the U.S.         5612               5613                56
    Government                                                                                          14



    a.    Guaranteed portion of loans and leases included in     RCON               RCON                RCON
          item 7 above                                           5615               5616                5617

Memoranda


Dollar Amounts in Thousands                                                                        C173

                                                      Mil       Thou       Mil       Thou     Mil        Thou

1.  Restructured loans and leases included in       RC            RC            RCON                 M.1.
    Schedule RC-N, items 1 through 5, above         ON            ON            1661
    (and not reported in Schedule RC-C, part I,     16            16
    Memorandum items 1)                             58            59

2.  To be completed by banks with loans to fi-      RC            RC            RCON                 M.2.
    nance agricultural production and other         ON            ON            1232
    loans to farmers (Schedule RC-C, part 1,        12            12
    item 3) exceeding five percent of total         30            31
    loans: Agricultural loans included in
    Schedule RC-N, items 1 through 4, above

3.  Loans to finance commercial real estate,        RC            RC            RCON                 M.3.
    construction, and land development activi-      ON            ON            5423
    ties (not secured by real estate) included      54            54
    in Schedule RC-N, items 2 through 4, above      21            22

4.  Real estate loans (sum of Memorandum items
    4.a through 4.e must equal Schedule RC-N,
    item 1, above):

a.  Construction and land development               RC            RC            RCON                 M.4.a.
                                                    ON            ON            5426
                                                    54            54
                                                    24            25

b.  Secured by farmland                             RC            RC            RCON                 M.4.b.
                                                    ON            ON            5429
                                                    54            54
                                                    27            28

c. Secured by 1-4 family residential proper-ties:


(1) Revolving, open-end loans secured by 1-4        RC            RC            RCON                 M.4.c.(1)
family residential properties and extended          ON            ON            5432
under lines of credit                               54            54
                                                    30            31

(2) All other loans secured by 1-4 family res-      RC            RC            RCON                 M.4.c.(2)
idential properties                                 54            ON            5435
                                                    33            54
                                                                  34

d. Secured by multifamily (5 or more) residen-      RC            RC            RCON                 M.4.d.
tial properties                                     ON            ON            5438
                                                    54            54
                                                    36            37

e. Secured by nonfarm nonresidential proper-        RC            RC            RCON                 M.4.e.
ties                                                ON            ON            5441
                                                    54            54
                                                    39            40

The Bank of Nova Scotia Trust Company of New York                     FFIEC 034
Legal Title of Bank                                                   Page RC-16
                                                                          24
FDIC Certificate Number _______________

Schedule RC-O--Other Data for Deposit Insurance Assessments



                                                                                                                            C175

                                                                                          Dollar Amounts in     Mil         Thou
                                                                                          Thousands
1.         Unposted debits (see instructions):

           a.  Actual amount of all unposted debits                                             RCON                    1.a.
                     OR                                                                         0030

           b.  Separate amount of unposted debits:                                              RCON                    1.b.(1)
                                                                                                0031
           (1) Actual amount of unposted debits to demand deposits

           (2) Actual amount of unposted debits to time and savings deposits(1)                 RCON                    1.b.(2)
                                                                                                0032

2.         Unposted credits (see instructions):

           a. Actual amount of all unposted credits                                             RCON                    2.a.
                                                                                                3510

           OR

           b. Separate amount of unposted credits:

           (1) Actual amount of unposted credits to demand deposits                             RCON                    2.b.(1)
                                                                                                3512

           (2) Actual amount of unposted credits to time and                                    RCON                    2.b.(2)
               savings deposits(1)                                                              3514

3.         Uninvested trust funds (cash) held in bank's own trust department (not               RCON                    3.
           included in total deposits)                                                          3520

4. Deposits of consolidated subsidiaries (not included in total deposits):

           a. Demand deposits of consolidated subsidiaries                                      RCON                    4.a.
                                                                                                2211

           b. Time and savings deposits(1) consolidated subsidiaries                           RCON2351                4.b.

           c. Interest accrued and unpaid on deposits of consolidated subsidiaries              RCON                    4.c.
                                                                                                5514

5.         Not applicable.

Item 6 is not applicable to state nonmember banks that have not been authorized by the Federal Reserve to act as pass-through correspondents.






6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:

           a. Amount reflected in demand deposits (included in Schedule RC-E, item 4 or         RCON                    6.a.
           5, column B)                                                                         2314

           b. Amount reflected in time and savings deposits1 (included in Schedule RC-          RCON                    6.b.
           E, item 4 or 5, column A or C, but not column B)                                     2315

7.         Unamortized premiums and discounts on time and savings deposit1:

           a. Unamortized premiums                                                              RCON                    7.a.
                                                                                                5516

           b. Unamortized discounts                                                             RCON                    7.b.
                                                                                                5517



8.         To be completed by banks with "Oakar deposits."

           Total "Adjusted Atributable Deposits" of all institutions acquired under             RCON                    8.
           Section 5(d)(3) of the Federal Deposit Insurance Act (from most recent FDIC          5518
           Oakar Transaction Worksheet(s))

           --------------
           1 For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.


9.         Deposits in lifeline accounts                                                     RCON            9.
                                                                                             5596

10.        Benefit-responsive "Depository Institution Investment Contracts" (included        RCON            10.
           in total deposits)                                                                8432


                                                                    FFIEC 034
                                                                    Page RC-17
The Bank of Nova Scotia Trust Company of New York                       25
Legal Title of Bank

FDIC Certificate Number

SCHEDULE RC-O - CONTINUED

                                                 Dollar Amounts in Thousands                    Mil                     Thou
11.      Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
         a.       Amount by which demand deposits would be
                  reduced if reciprocal demand balances
                  between the reporting bank and savings
                  associations were reported on a net basis
                  rather than a gross basis in Schedule RC-E...........                          RCON                   11.a.
                                                                                                 8785
         b.       Amount by which demand deposits would be
                  increased if reciprocal demand balances
                  between the reporting bank and U.S. branches
                  and agencies of foreign banks were reported
                  on a gross basis rather than a net basis in
                  Schedule RC-E........................................                          RCON                   11.b.
                                                                                                 A181
         c.       Amount by which demand deposits would be
                  reduced if cash items in process of collection
                  were included in the calculation of net
                  reciprocal demand balances between the
                  reporting bank and the domestic offices of
                  U.S. banks and savings associations in
                  Schedule RC-E........................................                          RCON                   11.c.
                                                                                                 A182

Memoranda (to be completed each quarter except as noted)
                                                              Dollar Amounts in Thousands                Mil     Thou

1.       Total deposits of the bank (sum of Memorandum items 1.a.(1) and
         1.b.(1) must equal Schedule RC, item 13.a):
         a.       Deposit accounts of $100,000 or less:
                  (1)      Amount of deposit accounts of $100,000
                           or less........................................                       RCON              197  M.1.a.(1)
                                                                                                 2702
                  (2)      Number of deposit accounts of $100,000
                           or less (to be completed for the                     RCON   Number                           M.1.a.(2)
                           June report only)..................                  3779       18
         b.       Deposit accounts of more than $100,000:
                  (1)      Amount of deposit accounts of more
                           than $100,000..................................                       RCON        1     357  M.1.b.(1)
                                                                                                 2710
                  (2)      Number of deposit accounts of more                   RCON     Number                         M.1.b.(2)
                           than $100,000......................                  2722        3
2.       Estimated amount of uninsured deposits of the bank:
         a.       An estimate of your bank's uninsured deposits
                  can be determined by multiplying the number of deposit
                  accounts of more than $100,000 reported in Memorandum item
                  1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in
                  Memorandum item 1.b.(1) above.

                  Indicate in the appropriate box at the right whether                                    YES      NO
                  your bank has a method or procedure for determining
                  a better estimate of uninsured deposits than the
                  estimate described above.............................         RCON                                    M.2.a.
                                                                                6861
         b.       If the box marked YES has been checked, report the
                  estimate of uninsured deposits determined by using                                      Mil      Thou
                  your bank's method or procedure......................         RCON                                    M.2.b.
                                                                                5597

Person to whom questions about the Reports of Condition and Income                                        C177

should be directed:

George E. Timmes, Secretary      (212) 225-5422
Name and Title (TEXT 8901)       Area code/phone number/extension (TEXT 8902)

                                                                      FFIEC 034
                                                                     Page RC-18
The Bank of Nova Scotia Trust Company of New York                            26
Legal Title of Bank

FDIC Certificate Number

SCHEDULE RC-R - REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1.       Test for determining the extent to which Schedule RC-R                                           C180
         must be completed.  To be completed only by banks with
         total assets of less than $1 billion.  Indicate in the                                  YES         NO
         appropriate box at the right whether the bank has total
         capital greater than or equal to eight percent of adjusted
         total assets..............................................                     RCON     X                         1.
                                                                                        6056
           For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government- sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

           If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

           A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

         NOTE:  All banks are required to complete                                  (Column A)                (Column B)
         items 2 and 3 below.  See optional worksheet                               Subordinated              Other
         for items 3.a through 3.f.                                                 Debt(1) and               Limited-
                                                                                    Intermediate              Life
                                            Dollar Amounts in Thousands             Term Preferred            Capital
                                                                                    Stock                     Instruments
                                                                                    Mil      Thou             Mil      Thou
2.       Subordinated debt1 and other limited-life capital instruments (original weighted average maturity of at least five years) with a remaining maturity of:
         a.       One year or less...............................                   RCON     NONE     RCON    NONE     2.a.
                                                                                    3780              3786
         b.       Over one year through two years................                   RCON     NONE     RCON    NONE     2.b.
                                                                                    3781              3787
         c.       Over two years through three years.............                   RCON     NONE     RCON    NONE     2.c.
                                                                                    3782              3788
         d.       Over three years through four years............                   RCON     NONE     RCON    NONE     2.d.
                                                                                    3783              3789
         e.       Over four years through five years.............                   RCON     NONE     RCON    NONE     2.e.
                                                                                    3784              3790
         f.       Over five years................................                   RCON     NONE     RCON    NONE     2.f.
                                                                                    3785              3791


3.       Amounts used in calculating regulatory capital ratios
         (report amounts determined by the bank for its own
         internal regulatory capital analyses):                                                       Mil     Thou
         a.       Tier 1 capital................................                             RCON     2       223      3.a.
                                                                                             8274
         b.       Tier 2 capital................................                             RCON     NONE             3.b.
                                                                                             8275
         c.       Total risk-based capital.....................                              RCON     2       223      3.c.
                                                                                             3792
         d.       Excess allowance for loan and lease losses...                              RCON     NONE             3.d.
                                                                                             A222

         e.       Risk-weighted assets.........................                                RCON     NONE             3.e.
                                                                                               A223
         f.       "Average total assets".......................                                RCON     3       556      3.f.
                                                                                               A224

Items 4-9 and Memoranda items 1 and 2 are to be completed                             (Column A)                (Column B)
by banks that answered NO to item 1 above and by banks                                Assets                    Credit
with total assets of $1 billion or more.                                              Recorded                  Equivalent
                                                                                      on the                    Amount of
                                                                                      Balance                   Off-Balance
                                                                                      Sheet                     Sheet
Items(2)
4.       Assets and credit equivalent amounts of off-balance                                   Mil      Thou    Mil      Thou
         sheet items assigned to the Zero percent risk category:
         a.       Assets recorded on the balance sheet:
                  (1)      Securities issued by, other claims on, and
                           claims unconditionally guaranteed by, the
                           U.S. Government and its agencies and other
                           OECD central governments...............                    RCON                      4.a.(1)
                                                                                      3794
                  (2)      All other..............................                    RCON                      4.a.(2)
                                                                                      3795
         b.       Credit equivalent amount of off-balance sheet
                  items........................................                                RCON             4.b.
                                                                                               3796

1 Exclude mandatory convertible debt reported in Schedule RC-M, item 7. 2 Do not report in column B the risk-weighted amount of assets reported in column A.

                                                                    FFIEC 034
                                                                   Page RC-19
                                                                       27
SCHEDULE RC-R - CONTINUED


                                                                (Column A)                (Column B)
                                                                Assets                    Credit
                                                                Recorded                  Equivalent
                                                                on the                    Amount of
                                                                Balance                   Off-Balance
                                                                Sheet                     Sheet Items(1)
                           Dollar Amounts in Thousands                   Mil     Thou              Mil      Thou
5.       Assets and credit equivalent amounts of
         off-balance sheet items assigned to the
         20 percent risk category:
  a.     Assets recorded on the balance sheet:
         (1)      Claims conditionally guaranteed
                  by the U.S. Government and its
                  agencies and other OECD central
                  governments..................                 RCON                                                5.a.(1)
                                                                3798
         (2)      Claims collateralized by securities
                  issued by the U.S. Government and
                  its agencies and other OECD central
                  governments; by securities issued
                  by U.S. Government-sponsored agencies;
                  and by cash on deposit.......                 RCON                                                5.a.(2)
                                                                3799
         (3)      All other....................                 RCON                                                5.a.(3)
                                                                3800
  b.     Credit equivalent amount of off-balance
         sheet items........................                                              RCON                      5.b.
                                                                                          3801
6.       Assets and credit equivalent amounts of
         off-balance sheet items assigned to the
         50 percent risk category:
  a.     Assets recorded on the balance
         sheet..............................                    RCON                                                6.a.
                                                                3802
  b.     Credit equivalent amount of off-
         balance sheet items................                                              RCON                      6.b.
                                                                                          3803
7.       Assets and credit equivalent amounts of
         off-balance sheet items assigned to the
         100 percent risk category:
  a.     Assets recorded on the balance
         sheet..............................                    RCON                                                7.a.
                                                                3804
  b.     Credit equivalent amount of off-
         balance sheet items................                                              RCON                      7.b.
                                                                                          3806
8.       On-balance sheet asset values excluded
         from the calculation of the risk-based
         capital ratio(2)...................                    RCON                                                8.
                                                                3806
9.       Total assets recorded on the balance
         sheet (sum of items 4.a, 5.a, 6.a,
         7.a, and 8, column A) (must equal
         Schedule RC, item 12.c plus items
         4.b and 4.c).......................                    RCON                                                9.
                                                                3807



Memoranda
                                    Dollar Amounts in Thousands                        Mil      Thou
1.       Current credit exposure across all off-balance sheet
         derivative contracts covered by the risk-based
         capital standards..........................................          RCON                      M.1.
                                                                              8764


                                                   With a remaining maturity of



                                                                                  (Column B)
                                                        (Column A)         Over one year through five        (Column C)
                                                     One year or less                years                Over five years
2.  Notional principal amounts of off-balance sheet       Mil       Thou         Mil        Thou           Mil          Thou
    derivative contracts:(3)

    a.  Interest rate contracts..................   RCON                  RCON                 RCON                       M.2.a
                                                    3809                  8766                 8767

    b.  Foreign exchange contracts...............   RCON                  RCON                 RCON                       M.2.b.
                                                    3812                  8769                 8770

    c.  Gold contracts...........................   RCON                  RCON                 RCON                       M.2.c.
                                                    8771                  8772                 8773

    d.  Other precious metals contracts..........   RCON                  RCON                 RCON                       M.2.d.
                                                    8774                  8775                 8776

    e.  Other commodity contracts................   RCON                  RCON                 RCON                       M.2.e.
                                                    8777                  8788                 8779

    f.  Equity derivative contracts..............   RCON                  RCON                 RCON                       M.2.f.
                                                    A000                  A001                 A002


1 Do not report in column B the risk-weighted amount of assets reported in column A.
2 Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off- balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
3 Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

FDIC Certificate Number                                              FFIEC 034
                                                                    Page RC-20
                                                                           28
              OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                REPORTED IN THE REPORTS OF CONDITION AND INCOME
                     at close of business on June 30, 1996
The Bank of Nova Scotia Trust Company of New York             New York, N.Y.
Legal Title of Bank                                           City      State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A" "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters and with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in comput-er-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.



No comment                                                       C171   C172

BANK MANAGEMENT STATEMENT (please type or print clearly):
(Text 6980)


                   Signature of Executive Officer of Bank    Date of Signature

                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS

                             OMB No. For OCC: 1557-0081
                             OMB No. For FDIC: 3064-0052
                             OMB No. for Federal Reserve: 7100-0036
                             Expiration Date: 3/31/99
 THE BANK OF NOVA SCOTIA
 TRUST COMPANY OF NEW YORK
 ONE LIBERTY PLAZA           SPECIAL REPORT
 NEW YORK, N.Y.  10006       (Dollar Amounts in Thousands)

                             CLOSE OF         FDIC Certificate Number
                             BUSINESS DATE                             C-700


LOANS TO EXECUTIVE OFFICERS (Complete as if each Call Report Date)

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against submit (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.


a.       Number of loans made to executive officers                                    RCON            NONE          a.
         since the previous Call Report date..................                         3561
b.       Total dollar amount of above loans (in                                        RCON            NONE          b.
         thousands of dollars)................................                         3562
c.       Range    of interest charged on above loans
         (example: 9 3/4% = 9.75................                     RCON     --.--    % to   RCON     --.--    %    c.
                                                                     7701                     7702




SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT           DATE
                                                            (Month, Day, Year)



NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED  AREA CODE/PHONE
(Text 8903)                                                 NUMBER/EXTENSION
                                                            (Text 8904)
George E. Timmes                                            (212) 225-5422

FDIC 8040/53 (6-95)